Exhbit A
COM
Shawn Christopher, Esq.
Nevada Bar Number 6252
ROSENFELD & MONEY LLP
3800 Howard Hughes Parkway,
  Suite 650
Las Vegas, Nevada 89109
(702) 386-8637
Attorneys for Plaintiff




                                 DISTRICT COURT
                              CLARK COUNTY, NEVADA

NEOTERIC GROUP, INC., a Nevada             Case No.: A455426
corporation; and OLYMPIC
ENVIRONMENTAL  LTD., a Nevada              Dept. No.:  XIII
corporation,
                                           COMPLAINT
               Plaintiffs,
                                           Exempt from Arbitration:
                                            1.  Action seeking Declaratory
         vs.                                    Relief; and
                                            2.  Action seeking Injunctive
MARLEN JOHNSON, an individual;                  Relief.
MICHAEL JOHNSON, an individual; RAY
ROTHSCHILD; and DOES 1 through 1000,        Business Court Designation Requested
inclusive,

               Defendants.
-----------------------------------------------------------
                                    COMPLAINT

         COMES NOW Plaintiffs NEOTERIC GROUP, INC. and OLYMPIC ENVIRONMENTAL LTD. by and through its counsel of record, Rosenfeld & Money, LLP, and complains and alleges as follows:

                   IDENTIFICATION OF PARTIES AND JURISDICTION

1. Plaintiff NEOTERIC GROUP, INC. (hereinafter "NEOTERIC") is and was at all relevant times a corporation organized and operating under the laws of the State of Nevada, with its principal place of business located in Clark County, Nevada.

2. Plaintiff OLYMPIC ENVIRONMENTAL LTD., (hereinafter "OLYMPIC") is and was at all relevant times a corporation organized and operating under the laws of the State of Nevada, with its principal place of business located in Clark County, Nevada.

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

3. Defendant MARLEN JOHNSON (hereinafter "MARLEN JOHNSON") is believed to be a resident of California, who had regular and systematic contact with the State of Nevada for the purposes of establishing jurisdiction in this state. Further, the acts alleged in this complaint all took place in the State of Nevada which also establishes jurisdiction for this court. This Defendant was the President, Secretary and Director of Voyager Group, Inc., a Nevada corporation that entered into a merger agreement that is at the heart of this litigation.

4. Defendant MICHAEL JOHNSON (hereinafter "MICHAEL JOHNSON") is believed to be a resident of California, who had regular and systematic contact with the State of Nevada for the purposes of establishing jurisdiction in this state. Further, the acts alleged in this complaint all took place in the State of Nevada which also establishes jurisdiction for this court. This Defendant was the Vice-President and Director of Voyager Group, Inc., a Nevada corporation that entered into a merger agreement that is at the heart of this litigation.

5. Defendant RAY ROTHSCHILD (hereinafter "ROTHSCHILD") is believed to be a resident of California, who had regular and systematic contact with the State of Nevada for the purposes of establishing jurisdiction in this state. Further, the acts alleged in this complaint all took place in the State of Nevada which also establishes jurisdiction for this court. This Defendant was a Director of Voyager Group, Inc., a Nevada corporation that entered into a merger agreement that is at the heart of this litigation.

6. The names and capacities, whether individual, corporate, associate or otherwise, and/or their altar egos sued herein as DOES 1 through 1000, inclusive, are presently unknown and Plaintiff will amend this complaint to insert the name(s) when ascertained. Plaintiff is informed and believes and thereon alleges that each of these Defendants is and was a resident of Clark County, Nevada and/or had its principal office or was doing business in Clark
County, Nevada, and were and are all responsible in some degree for the happenings and damages alleged in this complaint.

7. At all times mentioned herein, Defendants, and each of them, were the agents, servants, partners, directors, officers, shareholders, representatives, and employees of each and every other
/ / / /

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

Defendant, or were acting within the course and scope of their agency, partnership, contract, representation, and employment.

                               NATURE OF THE CASE

8. On or about June 10, 2002, OLYMPIC and Voyager Group Inc. (hereinafter "VOYAGER") filed a Certificate of Agreement of Merger with the Nevada Secretary of State. Under the terms of this merger, these two corporations were to merge into the surviving corporation which was to be named Neoteric Group Inc.

9. In the merger agreement, it is represented by the then President and Director of OLYMPIC that OLYMPIC's capital stock consists of 250,000,000 shares of common stock with a par value of $.001 per share and that 58,439,261 shares are issued and outstanding. In conjunction with the merger, the stockholders of OLYMPIC would receive 3 (three) shares of stock in NEOTERIC for every share owned in OLYMPIC. Further, prior to the merger, OLYMPIC had a reverse stock split. After the merger and conversion of shares, the stockholders of OLYMPIC would have approximately 23,553,099 shares of stock in NEOTERIC.

10. In the merger agreement, it is represented by MARLEN JOHNSON, the then President and Director of VOYAGER, that VOYAGER's capital stock consists of 7,000,000,000 shares of common stock and that 6,522,412,585 shares are issued and outstanding. In conjunction with the merger, there was a reverse stock split whereby the stockholders of VOYAGER would receive 1 share of stock in Neoteric Group Inc. in exchange for every 100,000 shares of stock in VOYAGER. Thus, after the merger and reverse stock split, the stockholders of VOYAGER would have 65,224 shares of stock in NEOTERIC.

11. Pursuant to the merger agreement, the Articles of Incorporation, Bylaws, Board of Directors and Officers of VOYAGER were to be the Articles of Incorporation, Bylaws, Board of Directors and Officers of Neoteric Group, Inc.

12. In addition, as part of the agreement to merger, VOYAGER agreed and represented that it would convert all of its Preferred stock to common stock and then these shares would be subject to the 100,000:1 reverse stock split prior to the merger. As such, there would be no more Preferred Stock issued by VOYAGER and the successor entity, NEOTERIC.

13. OLYMPIC relied upon the representations of VOYAGER when it went forward with the merger and provided ample and adequate consideration for its interest in NEOTERIC.

14. The merger between the two corporations took place and NEOTERIC, the Plaintiff in this action, was formed with the shareholders of OLYMPIC holding over 99% of the stock in NEOTERIC.

15. At some time after the merger took place, MARLEN JOHNSON, MICHAEL JOHNSON and RAY ROTHSCHILD (hereinafter collectively referred to as "Defendants") submitted their resignations as officers and/or directors in NEOTERIC.

16. Notwithstanding their previous resignations, on or about July 27, 2002, Defendants held a purported Extraordinary Shareholders Meeting of Neoteric Group Inc. in which they claimed that there were votes representing 1,123,553,099 capital shares with voting rights for the corporation and that 1,100,000,000 voting shares were present at this meeting. Further, these Defendants then proceeded to elect themselves as officers and/or directors of NEOTERIC.

17. Despite their agreement to convert, retire or otherwise cancel all of the purported Preferred Stock in VOYAGER, Defendants falsely, wrongfully and illegally attempted to use the purported voting rights of 1,100,000,000 shares that purportedly were associated with Preferred Stock that did not exist, all in order to exert control and dominion over NEOTERIC.

18. In addition to improperly and illegally holding an election to name themselves as the officers and/or directors of NEOTERIC, Defendants also improperly and illegally performed other unauthorized acts, including but not limited to submitting unauthorized documents with the Nevada Secretary of State to change the name of NEOTERIC to R & RX Group, Inc., submitting unauthorized documents with the Nevada Secretary of State to purportedly change the officers and directors of NEOTERIC, terminating the properly retained stock transfer agent, improperly issuing shares of stock in Neoteric Group Ltd., performing another reverse stock split, changing the corporation's stock "ticker" symbol, and other acts.

19. Despite having resigned as officers and/or directors, as well as converting, retiring or otherwise canceling all of the purported Preferred Stock by which they now claim to have voting control over NEOTERIC, Defendants are continuing to illegally operate and exert dominion and control over NEOTERIC, all to the

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

adverse interests to the proper shareholders, officers and directors of NEOTERIC.

                              FIRST CAUSE OF ACTION
                              (BREACH OF AGREEMENT)

20. NEOTERIC and OLYMPIC (hereinafter collectively "Plaintiffs") restate and re-allege each and every allegation contained in Paragraphs 1 through 19 of this Complaint, and incorporates the same by reference as though fully set forth herein.

21. Plaintiffs have fully performed its conditions and obligations owed to Defendants under the merger agreement and the agreement to convert, retire or otherwise cancel all of the purported Preferred Stock of VOYAGER.

22. Defendants failed and neglected to perform its conditions and obligations owed pursuant to these agreements.

23. Defendants' failures to perform their conditions and obligations pursuant to the agreements constitute material breaches of these agreements.

24. As a direct and proximate result of Defendants' material breaches, Plaintiffs have sustained general and special damages in a sum in excess of ten thousand dollars ($10,000.00).

25. As a direct and proximate result of Defendants' material breaches, Plaintiffs were forced to retain the services of an attorney to prosecute this action, and Plaintiffs are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action.

                             SECOND CAUSE OF ACTION
                              (DECLARATORY RELIEF)

26. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 25 of this Complaint, and incorporates the same by reference as though fully set forth herein.

27. There exists a justiciable controversy between Plaintiffs and Defendants regarding the merger agreement and the agreement to cancel the Preferred Stock.

28. The interests of Plaintiffs and Defendants to operate NEOTERIC are adverse. / / / /

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

29. Plaintiffs have a legally protectible interest in these agreements and therefore desires a judicial determination of their rights and duties, and a declaration of the enforceability and interpretation of the agreements.

30. A judicial determination is both necessary and appropriate at this time.

31. As a direct and proximate result of Defendants' conduct and the resulting need for a judicial determination of rights, Plaintiffs were forced to retain the services of an attorney to prosecute this action, and Plaintiffs are entitled to an award of its attorneys' fees and costs incurred in prosecuting this action pursuant to the terms of the agreement.

                              THIRD CAUSE OF ACTION
         (BREACH OF THE IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING)

32. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 31 of this Complaint, and incorporates the same by reference as though fully set forth herein.

33. The actions of Defendants deliberately contravened the intention and spirit of the agreements between the parties, and thus Defendants breached the covenant of good faith and fair dealing that is implied in the agreements and all contractual obligations.

34. As a direct and proximate result of Defendants' breach of the implied covenant of good faith and fair dealing, Plaintiffs are entitled to damages for breach of the agreements.

35. As a direct and proximate result of Defendants' breach of the implied covenant of good faith and fair dealing, Plaintiffs have or will sustain general and special damages in a sum in excess of ten thousand dollars ($10,000.00).

36. As a direct and proximate result of Defendants' breach of the implied covenant of good faith and fair dealing, Plaintiffs were forced to retain the services of an attorney to prosecute this action, and Plaintiffs are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action pursuant to the terms of the agreement.
/ / / /
/ / / /
/ / / /

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

                              FOURTH CAUSE OFACTION
                                     (FRAUD)

37. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 36 of this Complaint, and incorporates the same by reference as though fully set forth herein.

38. Defendants knowingly concealed and suppressed material facts which were known by Defendants regarding the conversion, retirement or other cancellation of the Preferred Stock of VOYAGER, as well as the intention of Defendants to wrongfully exert dominion and control over NEOTERIC after the merger was complete.

39. Defendants each had a duty to disclose such material information to Plaintiffs, and the knowing concealment and suppressions of material facts was done to induce these parties to enter the merger agreement and provide consideration for the merger.

40. Plaintiffs were unaware of the concealment and suppressions of material facts by Defendants, and Plaintiffs detrimentally relied upon the misrepresentations given, as well as the failure to inform, by Defendants. Had Plaintiffs been aware of such concealment and suppression of material facts by Defendants, Plaintiffs would not have entered the merger agreement and would not have provided consideration for this merger.

41. As a direct and proximate result of the fraud and fraudulent concealment of material information by Defendants, Plaintiffs have suffered and will continue to suffer general and special damages in a sum in excess of ten thousand dollars ($10,000.00).

42. As a direct and proximate result of Defendants' fraud, Plaintiffs were forced to retain the services of an attorney to prosecute this action, and Plaintiffs are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action.

43. The intentional and fraudulent conduct of Defendants was done in conscious disregard of Plaintiffs' rights, and was willful, wanton, malicious, and oppressive, thereby justifying an award for punitive damages.
/ / / /
/ / / /

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

                              FIFTH CAUSE OFACTION
                               (INJUNCTIVE RELIEF)

44. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 43 of this Complaint, and incorporates the same by reference as though fully set forth herein.

45. Unless restrained by this Court, Defendants intend to continue to wrongfully and illegally exert dominion and control over, and act on behalf of, NEOTERIC.

46. Unless Defendants are restrained and enjoined from continuing to wrongfully and illegally exert dominion and control over, and acting on behalf of, NEOTERIC, Plaintiffs will suffer great, immediate and irreparable harm for which compensatory damage is an inadequate remedy, and there is no other adequate remedy at law.

47. By reason of the foregoing, Plaintiffs request that after proper notice and hearing, this Court issue a temporary restraining order, preliminary injunction and permanent injunction which restrains Defendants from exerting dominion and control over, and acting on behalf of, NEOTERIC, as well as requiring Defendants to provide the corporation's records, books, and other documents to Plaintiffs.

48. As a direct and proximate result of Defendants' respective conduct and the resulting need for this injunction, Plaintiffs were forced to retain the services of an attorney to prosecute this action, and Plaintiffs are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action.

                              SIXTH CAUSE OFACTION
                                  (CONVERSION)

49. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 48 of this Complaint, and incorporates the same by reference as though fully set forth herein.

50. Defendants have wrongfully, tortuously and intentionally converted the dominion and control over NEOTERIC, and the assets of NEOTERIC, to their own personal use.
/ / / /

51. As a direct and proximate result of Defendants' conversion, Plaintiffs have sustained general and special damages in a sum in excess of ten thousand dollars ($10,000.00).

52. As a direct and proximate result of Defendants' conversion, Plaintiffs were forced to retain the services of an attorney to prosecute this action and are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action.

53. The conversion by Defendants was done in conscious disregard of Plaintiffs' interests and rights, and was willful, wanton, malicious, and oppressive, thereby entitling Plaintiffs to an award for punitive damages.

                             SEVENTH CAUSE OF ACTION
                              (CLAIM AND DELIVERY)

54. Plaintiffs restate and re-allege each and every allegation contained in Paragraphs 1 through 53 of this Complaint, and incorporates the same by reference as though fully set forth herein.

55. Plaintiffs are entitled to a Temporary Writ of Possession to give Plaintiffs the immediate possession of the assets of NEOTERIC.

56. As a direct and proximate result of Defendants' wrongful acts, in regards to Plaintiffs' interests and property, Plaintiffs were forced to retain the services of an attorney to prosecute this action and they are entitled to an award of their attorneys' fees and costs incurred in prosecuting this action.
/ / / /
/ / / /
/ / / /
/ / / /
/ / / /
/ / / /
/ / / /
/ / / /
/ / / /

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

         WHEREFORE, Plaintiffs demand judgment against Defendants as follows:

         1.       For damages in excess of $10,000.00;

         2.       For an award of punitive damages;

         3.       For costs of suit incurred herein;

         4.       For all such interest as provided by law;

         5.       For injunctive relief;

         6.       For declaratory relief; and

         7. For such other and further relief as this court deems equitable, just and proper. Dated this 21st day of August 2002.

                                  ROSENFELD & MONEY, LLP


                                            /s/
                                           -------------------------------------
                                           Shawn Christopher, Esq.
                                           Nevada Bar Number 6252
                                           3800 Howard Hughes Parkway, Suite 650
                                           Las Vegas, Nevada 89109
                                           (702) 386-8637
                                           Attorneys for Plaintiff










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